UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2016

Rose Rock Midstream, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

1-35365	45-2934823
(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place

6120 S. Yale Avenue, Suite 700

Tulsa, OK 74136-4216

(Address of Principal Executive Offices) (Zip Code)

(918) 524-7700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 30, 2016, Rose Rock Midstream, L.P. (“RRMS”) and Rose Rock Midstream GP, LLC (“RRMS General Partner,” and together with RRMS, the “RRMS Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SemGroup Corporation (“SemGroup”) and its indirect wholly owned subsidiary PBMS, LLC (“Merger Sub,” and together with SemGroup, the “SemGroup Parties”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into RRMS, with RRMS being the surviving entity (the “Merger”).

Under the terms of the Merger Agreement, each outstanding common unit representing limited partner interests in RRMS (each “Common Unit”), other than Common Units (i) subject to outstanding restricted unit awards, (ii) that are held by SemGroup and any entities partially or wholly owned, directly or indirectly, by SemGroup, including Rose Rock Midstream Holdings, LLC, a direct wholly owned subsidiary of SemGroup (“Holdings”) and Rose Rock Midstream Corporation, a direct wholly owned subsidiary of Holdings (“RRMC”) or (iii) held by RRMS (such units, the “RRMS Public Common Units”), will be converted into the right to receive 0.8136 shares of validly issued, fully paid and non-assessable SemGroup Class A common stock, par value $0.01 per share (the “SemGroup Common Stock,” and such exchange ratio, the “Public Exchange Ratio”). All Common Units, other than the RRMS Public Common Units, will remain outstanding immediately following the Merger.

The Board of Directors of SemGroup (the “SemGroup Board”) has, by unanimous vote, (i) determined that the Merger Agreement and the transactions contemplated thereby, including, without limitation, the Merger and the SemGroup Stock Issuance (as defined below), are advisable and fair to, and in the best interests of, SemGroup and its stockholders, (ii) authorized and approved the Merger Agreement and the transactions contemplated thereby, including, without limitation, the issuance of the SemGroup Common Stock in connection with the Merger (the “SemGroup Stock Issuance”) and (iii) directed the approval of the SemGroup Stock Issuance be submitted to a vote at a meeting of SemGroup’s stockholders (the “SemGroup Stockholder Meeting”) and recommended that the SemGroup stockholders vote in favor of the SemGroup Stock Issuance.

The conflicts committee (the “RRMS Conflicts Committee”) of the board of directors of RRMS General Partner (the “RRMS Board”) has, by unanimous vote, (i) resolved that the Merger Agreement and the transactions contemplated thereby, including the Merger, and the execution, delivery and performance of the Support Agreement, as defined below (the “Merger Transactions”), are in the best interests of RRMS considering the interests of the holders of outstanding Common Units of RRMS, other than SemGroup and its affiliates, (ii) approved the Merger Agreement and the transactions contemplated thereby, including the Merger (the foregoing constituting “Special Approval” under the Partnership Agreement) and (iii) recommended to the RRMS Board the approval of the Merger Agreement and the Support Agreement and the consummation of the Merger Transactions. Based upon such approval and recommendation, the RRMS Board has unanimously approved and declared advisable the Merger Transactions.

Completion of the Merger is conditioned upon, among other things: (i) the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger, by holders of at least a majority of the outstanding Common Units; (ii) all material required governmental consents and approvals having been received; (iii) the absence of legal injunctions or impediments prohibiting the transactions contemplated by the Merger Agreement; (iv) the effectiveness of a registration statement on Form S-4 with respect to the SemGroup Stock Issuance; (v) approval of the listing on the New York Stock Exchange, subject to official notice of issuance, of the SemGroup Common Stock to be issued in the Merger; and (vi) the affirmative vote (in person or by proxy) of the holders of a majority of the aggregate voting power present at the SemGroup Stockholder Meeting or any adjournment or postponement thereof to approve the SemGroup Stock Issuance.

Pursuant to the terms of the Support Agreement, dated as of May 30, 2016, by and between RRMS and Holdings (the “Support Agreement”), Holdings, which as of May 27, 2016, beneficially owned 20,704,418 Common Units representing approximately 56.2% of the outstanding Common Units, has agreed to deliver a written consent adopting and approving in all respects the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Holdings Written Consent”). The delivery of the Holdings Written Consent (or, if applicable, vote) by Holdings with respect to the Common Units it owns will be sufficient to approve the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger.

The Merger Agreement also contains (i) customary representations and warranties of the SemGroup Parties and the RRMS Parties, and (ii) covenants of the SemGroup Parties and the RRMS Parties with respect to, among other things, certain actions taken prior to the closing of the Merger, cooperation with respect to regulatory issues and access to each other’s information.

Pursuant to the terms of the Merger Agreement, SemGroup has agreed (i) to cause the SemGroup Stockholder Meeting to be held to approve the SemGroup Stock Issuance and (ii) to recommend to its stockholders the approval of the SemGroup Stock Issuance. However, the SemGroup Board may, subject to certain conditions, change its recommendation in favor of approval of the SemGroup Stock Issuance if it determines in good faith that failure to take such action would be reasonably likely to be inconsistent with its duties under applicable law or in connection with the receipt of a superior proposal; provided, however, that the SemGroup Board must cause the SemGroup Stockholder Meeting to be held to approve the SemGroup Stock Issuance unless the SemGroup Board has changed its recommendation in favor of approval of the SemGroup Stock Issuance in connection with a superior proposal.

The Merger Agreement contains provisions granting both SemGroup and RRMS the right to terminate the Merger Agreement for certain reasons, including, among others, if: (i) the Merger is not completed on or before December 31, 2016 (the “Termination Date”); (ii) any governmental authority has issued an order, decree or ruling or taken any other action (including the enactment of any statute, rule, regulation, decree or executive order) enjoining or prohibiting consummation of the Merger; or (iii) under certain conditions, there has been a material breach of any of the representations, warranties, covenants or agreements set forth in the Merger Agreement by a party to the Merger Agreement that is not cured by the Termination Date.

The Merger Agreement provides for certain termination rights for RRMS. The Merger Agreement provides that upon termination of the Merger Agreement (i) in connection with the failure of the stockholders of SemGroup to approve the SemGroup Stock Issuance, SemGroup shall pay to RRMS any and all of RRMS’s out-of-pocket expenses in an amount up to $3,800,000 and (ii) in connection with a change by SemGroup of its recommendation in favor of approval of the SemGroup Stock Issuance under certain circumstances, SemGroup shall pay to RRMS a termination fee in the amount of $15,500,000.

The Merger Agreement is incorporated herein by reference to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual or financial information about SemGroup, RRMS, the other parties to the Merger Agreement or any of their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of SemGroup, RRMS, the other parties to the Merger Agreement or any of their respective subsidiaries and affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by SemGroup and RRMS. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the companies and the Merger that will be contained in, or incorporated by reference into, the joint solicitation statement/prospectus that the parties will be filing in connection with the Merger, as well as in the other filings that each of SemGroup and RRMS make with the Securities and Exchange Commission (“SEC”).

The foregoing description of the Merger, the Merger Agreement and the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and Support Agreement, copies of which are attached hereto as Exhibit 2.1 and Exhibit 99.2, respectively, and the terms of which are incorporated herein by reference.

Important Information:

WHERE YOU CAN FIND ADDITIONAL INFORMATION

In connection with the proposed business combination transaction between SemGroup and RRMS, SemGroup will file a registration statement on Form S-4 with the SEC that will include a joint solicitation statement/prospectus and other relevant documents concerning the proposed transaction. YOU ARE URGED TO READ THE JOINT SOLICITATION STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SEMGROUP, RRMS AND THE PROPOSED TRANSACTION. You will be able to obtain the joint solicitation statement/prospectus (when it becomes available) and the other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, you may obtain free copies of the joint solicitation statement/prospectus (when it becomes available) and the other documents filed by SemGroup and RRMS with the SEC by requesting them in writing from SemGroup Corporation, Two Warren Place, 6120 S. Yale Avenue, Suite 700, Tulsa, Oklahoma 74136-4216, Attention: Investor Relations, or by telephone at (918) 524-8100, or from Rose Rock Midstream, L.P., Two Warren Place, 6120 S. Yale Avenue, Suite 700, Tulsa, Oklahoma 74136-4216, Attention: Investor Relations, or by telephone at (918) 524-7700.

SemGroup and RRMS and their respective directors and executive officers may be deemed under the rules of the SEC to be participants (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in respect of the proposed transaction. Information about SemGroup’s directors and executive officers and their ownership of SemGroup common stock is set forth in SemGroup’s proxy statement on Schedule 14A filed on April 13, 2016 with the SEC. Information about the directors and executive officers and their ownership of Common Units is set forth in RRMS’s Annual Report on Form 10-K for the year ended December 31, 2015 filed on February 26, 2016 with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the joint solicitation statement/prospectus and other materials when they are filed with the SEC.

FORWARD-LOOKING STATEMENTS

Certain matters contained in this report include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical fact, included in this report regarding the benefits of the proposed transaction involving SemGroup and RRMS, including the combined company’s future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts, may constitute forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking words such as “may,” “will,” “expect,” “intend,” “estimate,” “foresee,” “project,” “anticipate,” “believe,” “plans,” “forecasts,” “continue” or “could” or the negative of these terms or variations of them or similar terms. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks, and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, those discussed in Item 1A of our most recent Annual Report on Form 10-K, entitled “Risk Factors,” risk factors discussed in other reports that we file with the SEC and the following risks arising in connection with or impacted as a result of the Merger:

•	The closing, expected timing, and benefits of the Merger;

•	SemGroup’s ability, following the Merger, to generate sufficient cash flow from operations to enable it to pay its obligations and its current and expected dividends or to fund its liquidity needs;

•	The levels of expected future dividends to holders of SemGroup common stock;

•	Expected levels of future cash distributions by RRMS with respect to general partner interests, incentive distribution rights and limited partner interests;

•	The effect of SemGroup’s debt level on its future financial and operating flexibility, including its ability to obtain additional capital on terms that are favorable to it;

•	SemGroup’s ability to access the debt and equity markets, which will depend on general markets conditions and the credit ratings for its debt obligations and equity; and

•	Amounts and nature of future capital requirements.

New factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible for us to predict all such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this report, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

Investors are urged to closely consider the disclosures and risk factors in SemGroup’s and RRMS’s annual reports on Form 10-K each filed with the SEC on Feb. 26, 2016, and each of our respective quarterly reports on Form 10-Q available from our offices or websites at ir.semgroupcorp.com and ir.rrmidtsream.com.

Item 7.01.	Regulation FD Disclosure.

On May 31, 2016, SemGroup and RRMS issued a joint press release announcing, among other things, the entry into the Merger Agreement. A copy of this press release is furnished and attached as Exhibit 99.1 hereto.

The information furnished is not deemed “filed” for purposes of Section 18 of the Exchange Act, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act.

Item 9.01.	Financial Statement and Exhibits.

(d) The following exhibits are filed or furnished herewith:

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated as of May 30, 2016, by and among SemGroup Corporation, PBMS, LLC, Rose Rock Midstream, L.P. and Rose Rock Midstream GP, LLC.

99.1	Press Release, dated May 31, 2016.

99.2	Support Agreement, dated as of May 30, 2016, by and between Rose Rock Midstream, L.P. and Rose Rock Midstream Holdings, LLC.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE ROCK MIDSTREAM, L.P.

	By:	Rose Rock Midstream GP, LLC
its general partner

Date: May 31, 2016

	By:	/s/ William H. Gault
William H. Gault
Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger dated as of May 30, 2016, by and among SemGroup Corporation, PBMS, LLC, Rose Rock Midstream, L.P. and Rose Rock Midstream GP, LLC.

99.1	Press Release, dated May 31, 2016.

99.2	Support Agreement, dated as of May 30, 2016, by and between Rose Rock Midstream, L.P. and Rose Rock Midstream Holdings, LLC.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.